Exhibit 99.1

[Letterhead of Ernst & Young LLP]

May 12, 2005

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read Item 4.02(b) of the Current Report on Form 8-K dated May 13, 2005, of NationsHealth, Inc. and we are in agreement with the statements contained in paragraphs one, two and three on page 2 therein, except for the last two sentences of paragraph two and the second sentence of paragraph three. We have no basis to agree or disagree with other statements of the registrant contained therein.

/s/ Ernst & Young LLP